UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 6, 2015

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)-(c) On October 6, 2015, Teledyne Technologies Incorporated ("Teledyne") issued a press release announcing that Aldo Pichelli has been promoted to Chief Operating Officer of Teledyne, having operational responsibility for all four of Teledyne's business segments. Teledyne separately announced that Executive Vice President Rex Geveden has resigned to pursue other professional opportunities. A copy of the press release dated October 6, 2015, is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 8.01 Other Information

On October 6, 2015, Teledyne issued a press release announcing the promotion of Aldo Pichelli to Chief Operating Officer and separately announcing the resignation of Executive Vice President Rex Geveden. A copy of that press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release announcing appointment of Aldo Pichelli as Chief Operating Officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Susan L. Main
Susan L. Main
Senior Vice President and Chief Financial Officer
Dated: October 6, 2015

EXHIBIT INDEX
Description

Exhibit 99.1	Press Release announcing appointment of Aldo Pichelli as Chief Operating Officer.